UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2009

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 2, 2009, Harvard Bioscience, Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”) reporting (i) that the Company and its newly formed wholly-owned subsidiary, DAC Acquisition Holding, Inc., had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Company agreed to buy substantially all of the assets of Denville Scientific, Inc. (“Denville”), a Delaware corporation with its principal offices in New Jersey (the “Seller”), and (ii) the simultaneous completion of such purchase of assets from Denville. However, at that time, the financial statements and pro forma financial information required by Item 9.01 of Form 8-K were not available. This Form 8-K/A is being filed to amend the Original Form 8-K by providing such required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements of Denville as of and for the year ended December 31, 2008 and unaudited financial statements of Denville for the six months ended June 30, 2008 and 2009 are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma financial information of the Company for year ended December 31, 2008 and the nine months ended September 30, 2009 giving pro forma effect to the Company’s acquisition of Denville is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Title

*2.1	Asset Purchase Agreement, dated September 2, 2009, by and among Harvard Bioscience, Inc., as Parent, DAC Acquisition Holding, Inc., as Purchaser, Denville Scientific, Inc., as Seller, and Walter Demsia and Ryan Sharp, as Shareholders**

23.1	Consent of BDO Seidman, LLP

*99.1	Press release of Harvard Bioscience, Inc. issued on September 3, 2009.

99.2	Audited financial statements of Denville Scientific, Inc. as of and for the year ended December 31, 2008 and unaudited financial statements of Denville Scientific, Inc. for the six months ended June 30, 2008 and 2009

99.3	Unaudited pro forma financial information of Harvard Bioscience, Inc. for year ended December 31, 2008 and the nine months ended September 30, 2009, relating to the acquisition of Denville Scientific, Inc.

*	Previously filed with the Original Form 8-K.
**	The Company has omitted certain schedules and exhibits pursuant to Item 601 (b)(2) of Regulation S-K and shall furnish supplementally to the Commission copies of any of the schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: November 19, 2009	By:	/S/ THOMAS MCNAUGHTON
Thomas McNaughton
Chief Financial Officer &
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

*2.1	Asset Purchase Agreement, dated September 2, 2009, by and among Harvard Bioscience, Inc., as Parent, DAC Acquisition Holding, Inc., as Purchaser, Denville Scientific, Inc., as Seller, and Walter Demsia and Ryan Sharp, as Shareholders**

23.1	Consent of BDO Seidman, LLP

*99.1	Press release of Harvard Bioscience, Inc. issued on September 3, 2009.

99.2	Audited financial statements of Denville Scientific, Inc. as of and for the year ended December 31, 2008 and unaudited financial statements of Denville Scientific, Inc. for the six months ended June 30, 2008 and 2009

99.3	Unaudited pro forma financial information of Harvard Bioscience, Inc. for the year ended December 31, 20008 and the nine months ended September 30, 2009, relating to the acquisition of Denville Scientific, Inc.

*	Previously filed with the Original Form 8-K.
**	The Company has omitted certain schedules and exhibits pursuant to Item 601 (b)(2) of Regulation S-K and shall furnish supplementally to the Commission copies of any of the schedules upon request.